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                                                                    Exhibit 10.3

                     SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT

         This AMENDMENT TO EMPLOYMENT AGREEMENT (the " Sixth Amendment") made as of September 2, 2003 between ARIAD Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and David Berstein, Esq. (the "Employee").

         The Company and the Employee have entered into an Employment Agreement dated as of August 1, 1993 as previously amended (the "Agreement"), and the parties hereto desire to further amend certain provisions of the Agreement.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree to further amend the Agreement as follows:

         I. Term of Employment. The first sentence of Section 2 is hereby amended to read as follows:

                  "The term of the Employee's employment under the Agreement is hereby extended to December 31, 2006 (the "Term"), unless sooner terminated pursuant to Section 4 or 5 of this Agreement; provided, however, that this Agreement shall automatically be renewed for successive one-year terms (the Term and, if the period of employment is so renewed, such additional period(s) of employment are collectively referred to herein as the "Term") unless terminated by written notice given by either party to the other at least 90 days prior to the end of the applicable Term."

         II. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely in Massachusetts.

         III. Except as modified by this Sixth Amendment, the Agreement remains in full force and effect and unchanged.

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                  IN WITNESS WHEREOF, the parties have executed this Sixth
Amendment as of the date first written above.

                                         ARIAD PHARMACEUTICALS, INC.

                                         By: /s/ Harvey J. Berger
                                            -----------------------------
                                            Harvey J. Berger, M.D.
                                            Chairman and Chief Executive Officer

                                         EMPLOYEE

                                             /s/ David L. Berstein
                                         --------------------------------
                                         David Berstein, Esq.

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